June 2, 2021
SWN to Acquire Indigo Natural Resources
Dear Colleagues,

Moments ago, we made the exciting announcement that SWN has entered into a definitive agreement to acquire Haynesville producer Indigo Natural Resources, one of the largest private US natural gas companies. This acquisition enhances Southwestern’s position as a leading natural gas producer in the top two natural gas basins in the United States. This transaction also aligns with our disciplined strategy to generate free cash flow, enhance our balance sheet, optimize performance and build scale.

Indigo’s balance sheet strength, low cost structure and high-quality acreage position in the core of the Haynesville play accelerates the delivery of our strategic goals. Indigo produces 1 Bcf per day across its approximately 275,000 net effective acres in northern Louisiana, with core dry gas assets in the stacked pay Haynesville and Bossier zones. Its high-margin assets are located in close proximity to the growing demand in the Gulf Coast LNG corridor.

After the close of this transaction, which is expected early in the fourth quarter of 2021, SWN will produce over 4 Bcfe per day from over 1 million net acres in Appalachia and Haynesville. The Company is expected to generate approximately $1.2 billion of free cash flow from 2021 to 2023 and achieve its sustainable leverage ratio target of below 2 times starting in 2021.

As part of today’s announcement, we issued a press release and a new investor presentation, both are available at ir.swn.com.

On behalf of the executive leadership team, I want to personally thank each of you for your hard work and unwavering dedication to SWN and one another. SWN’s culture and our people are the driving force behind our success and, because of you, we were able to take this exciting action and make today’s announcement.

I really wanted you to hear this from me in person, but, as you know, certain rules dictate how and when we discuss information like this. We will be scheduling a town hall shortly to further discuss this exciting new chapter for the Company.

Thank you again for all that you do.

Sincerely,

Bill

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Certain statements and information in this news release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The words “believe,” “expect,” “anticipate,” “plan,” "predict," “intend,” "seek," “foresee,” “should,” “would,” “could,” “attempt,” “appears,” “forecast,” “outlook,” “estimate,” “project,” “potential,” “may,” “will,” “likely,” “guidance,” “goal,” “model,” “target,” “budget” and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. Statements may be forward looking even in the absence of these particular words. Examples of forward-looking statements include, but are not limited to, statements regarding the proposed acquisition of Indigo Natural Resources LLC (the “Proposed Transaction”), expected synergies and other benefits from and costs in connection with the Proposed Transaction, estimated financial metrics giving effect to the Proposed Transaction, our financial position, business strategy, production, reserve growth and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained in this document are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management’s assumptions about future events may prove to be inaccurate. For a more detailed description of the risks and uncertainties involved, see “Risk Factors” in our most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other SEC filings. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to: the timing and extent of changes in market conditions and prices for natural gas, oil and natural gas liquids (“NGLs”), including regional basis differentials and the impact of reduced demand for our production and products in which our production is a component due to governmental and societal actions taken in response to COVID-19 or other public health crises and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; our ability to fund our planned capital investments; a change in our credit rating, an increase in interest rates and any adverse impacts from the discontinuation of the London Interbank Offered Rate; the extent to which lower commodity prices impact our ability to service or refinance our existing debt; the impact of volatility in the financial markets or other global economic factors; difficulties in appropriately allocating capital and resources among our strategic opportunities; the timing and extent of our success in discovering, developing, producing and estimating reserves; our ability to maintain leases that may expire if production is not established or profitably maintained; our ability to realize the expected benefits from recent acquisitions or the Proposed Transaction; costs in connection with the Proposed Transaction; the consummation of or failure to consummate the Proposed Transaction and the timing thereof; costs in connection with the Proposed Transaction; integration of operations and results subsequent to the Proposed Transaction; our ability to transport our production to the most favorable markets or at all; the impact of government regulation, including changes in law, the ability to obtain and maintain permits, any increase in severance or similar taxes, and legislation or regulation relating to hydraulic fracturing, climate and over-the-counter derivatives; the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; increased competition; the financial impact of accounting regulations and critical accounting policies; the comparative cost of alternative fuels; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors listed in the reports we have filed and may file with the SEC that are incorporated by reference herein. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
This news release is being made in respect of the proposed acquisition (the “Proposed Transaction”) of Indigo Natural Resources LLC ("Indigo") by Southwestern Energy Company ("SWN”). The issuance of the stock consideration for the Proposed Transaction will be submitted to the shareholders of SWN for their approval. In connection with the proposed transaction, SWN will file with the U.S. Securities and Exchange Commission (the "SEC") a proxy statement (the "proxy statement"). INVESTORS AND SHAREHOLDERS OF SWN ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, AND OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC BY SWN, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SWN, INDIGO, THE PROPOSED TRANSACTION AND RELATED MATTERS. The definitive proxy statement and other relevant materials (when they become available) and any other documents filed by SWN with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov or through SWN’s website at www.swn.com. These documents may also be obtained free of charge from SWN by requesting them by mail at Investor Relations, 10000 Energy Drive, Spring, Texas 77389, or by telephone at (832) 796-7906.

PARTICIPANTS IN THE SOLICITATION
SWN and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from SWN’s shareholders with respect to the approval of the issuance of shares of SWN common stock in the Proposed Transaction. Information regarding the ownership of SWN's stock and other securities by SWN's directors and executive officers is included in SEC filings on Forms 3, 4, and 5, which can be found through SWN's website (www.swn.com) or through the SEC's website at www.sec.gov. Information can also be found in SWN's other SEC filings, including the company's Annual Report on Form 10-K for the fiscal year ended 2020 filed with the SEC on March 1, 2021, and its definitive proxy statement for the 2021 annual meeting of shareholders filed with the SEC on April 8, 2021. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Proposed Transaction. Shareholders should read the proxy statement carefully when it becomes available before making any voting or other decisions.

NO OFFER OR SOLICITATION
This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.